UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August [16], 2019 (August 12, 2019)

CIT GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31369	65-1051192
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 W. 42nd Street, New York, New York 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 461-5200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CIT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 1 - Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement.

On August 12, 2019, CIT Group Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) among Mutual of Omaha Insurance Company (“Omaha Insurance”), Omaha Financial Holdings, Inc. (“Omaha Holdings”), Mutual of Omaha Bank, a federal savings bank and a direct wholly-owned subsidiary of Omaha Holdings (“Omaha Bank” and together with Omaha Insurance and Omaha Holdings, the “Omaha Parties”), the Company and CIT Bank, National Association, a national banking association and a direct wholly-owned subsidiary of the Company (“CIT Bank” and together with the Company, the “CIT Parties”). The Merger Agreement provides that upon the terms and subject to the conditions set forth therein, Omaha Bank will merge (the “Merger”) with and into CIT Bank, with CIT Bank surviving as a direct wholly-owned subsidiary of the Company. Prior to the effective time of the Merger (the “Effective Time”), Omaha Bank will declare and pay a dividend to Omaha Holdings consisting of all the shares or other equity interests of Omaha Bank’s subsidiaries (or will wind down and dissolve, or sell or transfer the subsidiaries to one or more third parties), such that Omaha Bank will cease to have any direct or indirect subsidiaries as of the Effective Time.

At the Effective Time, all outstanding shares of common stock, par value of $1.00 per share, of Omaha Bank will be collectively converted into rights to receive, in the aggregate for all such shares, consideration in an amount equal to a target of $725.0 million for the tangible common equity of Omaha Bank as of the closing date of the Merger (the “Closing TCE”), plus the difference between the actual Closing TCE and $725.0 million (which, if positive, the Omaha Parties have agreed to use reasonable best efforts to dividend out of Omaha Bank prior to the closing date of the Merger), plus $275.0 million, subject to adjustment in respect of certain matters relating to Omaha Bank retention awards and change in control plans and other administrative matters (such amount, as adjusted, the “Merger Consideration”). Up to $150.0 million of the Merger Consideration may consist of shares of the Company’s common stock, par value $0.01 per share (the “Company Common Stock”), as determined by the Company in its sole discretion (the “Stock Consideration”), based on a per share value of $[48.47], the volume weighted average price per share of the Company’s common stock on the New York Stock Exchange for the twenty (20) trading days prior to the announcement of the Merger Agreement. Omaha Holdings will be prohibited from transferring any such Company Common Stock received as the Stock Consideration for a period of six months following the closing of the Merger, and thereafter, will be limited in its manner of transfer of such Stock Consideration to block trades not exceeding 50% of the shares of the Company Common Stock received as the Stock Consideration and transfers of no more than 125,000 shares of the Company Common Stock received as the Stock Consideration in any 24-hour period. The Merger Agreement was approved by the respective boards of each of the Company, CIT Bank, Omaha Insurance, Omaha Holdings and Omaha Bank.

The Merger Agreement contains customary representations and warranties from each party and customary covenants. Among others, the parties have agreed to covenants relating to the conduct of the Company, CIT Bank and Omaha Bank’s respective businesses during the interim period between the execution of the Merger Agreement and the Effective Time, and non-compete obligations with respect to certain products and services offered by Omaha Bank and non-solicitation obligations with respect to customers and employees, subject to certain exceptions, during the three year period following the completion of the Merger.

The completion of the Merger is subject to certain customary mutual conditions, including, among others, (1) the absence of any statute, rule, regulation, order, injunction or other legal restraint preventing the completion of the Merger or making the consummation of the Merger illegal and (2) the receipt or waiver of required regulatory approvals. The CIT Parties’ obligations to complete the Merger is also subject to certain additional customary conditions with respect to the Omaha Parties, and vice versa, including (i) subject to certain exceptions, the accuracy of the representations and warranties of the other parties, (ii) performance in all material respects by the other parties of their obligations under the Merger Agreement required to be performed prior to the completion of the Merger, (iii) delivery to the other parties of certain certificates, instruments, documents and other items and (iv) the effectiveness of a transition services agreement to be entered into by the parties, and the performance in all material respects of all obligations required to be performed by the other parties prior to the closing date. The CIT Parties’ obligation to complete the Merger is also subject to Omaha Bank ceasing to have any subsidiaries, as described above, and the resignation of its directors.

The Merger Agreement also provides certain customary termination rights for each party, including, among others, if the Merger has not been completed by the one-year anniversary of the date of the Merger Agreement, and contains certain indemnification obligations on the part of each of Omaha Insurance and the Company for breaches of or inaccuracies in the representations and warranties or breaches of covenants on the part of the Omaha Parties (in the case of Omaha Insurance’s indemnification obligations) and the CIT Parties (in the case of the Company’s indemnification obligations), and, in the case of Omaha Insurance’s indemnification obligations, taxes and losses relating to the subsidiaries of Omaha Bank, in each case, subject to certain limitations set forth in the Merger Agreement.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to the Merger Agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the CIT Parties, on one side, and the Omaha Parties, on the other side, instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, and such subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the CIT Parties, the Omaha Parties, their respective affiliates or their respective businesses.

Section 3 - Securities and Trading Markets

Item 3.02.	Unregistered Sales of Equity Securities.

As described in Item 1.01 above of this Form 8-K, the Company may issue the Company Common Stock in its sole discretion as the Stock Consideration in connection with the Merger, subject to the terms and conditions set forth in the Merger Agreement. Such Company Common Stock, if issued, will be issued to Omaha Holdings, an accredited investor, and will not be registered under the Securities Act of 1933, as amended, in reliance on the private transaction exemption from registration provided by Section 4(a)(2) of the Securities Act and rules and regulations of the Securities and Exchange Commission promulgated thereunder. The disclosure regarding the Merger Agreement under Item 1.01 above is incorporated in this Item 3.02 by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

2.1*

Agreement and Plan of Merger among Mutual of Omaha Insurance Company, Omaha Financial Holdings, Inc., Mutual of Omaha Bank, CIT Group Inc. and CIT Bank, National Association, dated as of August 12, 2019.*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain schedules to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K and the Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule upon request.

Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of applicable federal securities laws that are based upon our current expectations and assumptions concerning future events, which are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated. The words “expect,” “anticipate,” “estimate,” “forecast,” “initiative,” “objective,” “plan,” “goal,” “project,” “outlook,” “priorities,” “target,” “intend,” “evaluate,” “pursue,” “commence,” “seek,” “may,” “will,” “would,” “could,” “should,” “believe,” “potential,” “continue,” or the negative of any of those words or similar expressions is intended to identify forward-looking statements. All statements contained in this Form 8-K, other than statements of historical fact, including without limitation, statements about our plans, strategies, prospects and expectations regarding future events and our financial performance, are forward-looking statements that involve certain risks and uncertainties. In particular, any projections or expectations regarding the proposed acquisition by CIT Bank of Omaha Bank described herein, our future revenues, expenses, earnings, capital expenditures, deposits or stock price, as well as the assumptions on which such expectations are based, are such forward-looking statements reflecting only our current judgment and are not guarantees of future performance or results. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and our actual results may differ materially. Important factors that could cause our actual results to be materially different from our expectations include, among others, the risk that: (i) CIT Bank is unsuccessful in implementing its strategy and business plan, including, planned or potential acquisitions or divestitures; (ii) CIT Bank is unable to react to and address key business and regulatory issues; (iii) CIT Bank is unable to achieve the projected revenue growth from its new business initiatives or the projected expense reductions from efficiency improvements; (iv) CIT Bank becomes subject to liquidity constraints and higher funding costs; (v) the parties to the proposed transaction described in this Form 8-K do not obtain regulatory or other approvals or satisfy closing conditions to the transaction on a timely basis, or at all, or approvals are subject to conditions that are not anticipated; (vi) CIT Bank experiences (A) difficulties and delays in integrating CIT Bank’s and Omaha Bank’s respective businesses or fully realizing cost savings and other benefits, or (B) business disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, customers, other business partners or governmental entities; and (vii) changes in asset quality and credit risk, interest rates and capital markets or other economic conditions. We further describe these and other risks that could affect our results in Item 1A, “Risk Factors,” of our latest Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the Securities and Exchange Commission. Accordingly, you should not place undue reliance on the forward-looking statements contained in this Form 8-K. These forward-looking statements speak only as of the date on which the statements were made. The Company undertakes no obligation to update publicly or otherwise revise any forward-looking statements, except where expressly required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August [16], 2019	CIT GROUP INC.
(Registrant)

	By:	/s/ John Fawcett
	Name:	John Fawcett
	Title:	Executive Vice President & Chief Financial Officer